UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): February 26, 2023

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On February 26, 2023, Ready Capital Corporation, a Maryland corporation (“Ready Capital”), Broadmark Realty Capital Inc., a Maryland corporation (“Broadmark”), and RCC Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, Broadmark will be merged with and into Merger Sub, with Merger Sub remaining as a wholly owned subsidiary of Ready Capital (such surviving company, the “Surviving Company” and such transaction, the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Broadmark (the “Broadmark Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares held by Ready Capital, Merger Sub or any of their respective subsidiaries) will automatically be converted into the right to receive from Ready Capital 0.47233 shares of common stock (subject to adjustment as provided in the Merger Agreement, the “Exchange Ratio”), par value $0.0001, of Ready Capital (“Ready Capital Common Stock”). Cash will be paid in lieu of fractional shares of Ready Capital Common Stock that would have been received as a result of the Merger.

Each award of performance restricted stock units (each a “Broadmark Performance RSU Award”) granted by Broadmark under its 2019 Stock Incentive Plan (the “Broadmark Equity Plan”) will, as of the Effective Time, automatically be cancelled in exchange for the right to receive a number of shares of Ready Capital Common Stock equal to the product of (i) the number of shares of Broadmark Common Stock subject to such Broadmark Performance RSU Award based on the achievement of the applicable performance metric measured as of immediately prior to the Effective Time and (ii) the Exchange Ratio.

Each award of restricted stock units that is not a Broadmark Performance RSU Award granted pursuant to the Broadmark Equity Plan (each a “Broadmark RSU Award”) will be assumed by Ready Capital and converted into an award of restricted stock units with respect to a number of shares of Ready Capital Common Stock, equal to the product of (i) the total number of shares of Broadmark Common Stock subject to such Broadmark RSU Award as of immediately prior to the Effective Time and (ii) the Exchange Ratio (rounded to the nearest whole share), on the same terms and conditions as were applicable to such Broadmark RSU Award as of immediately prior to the Effective Time.

Each holder of a warrant (whether designated as public warrants, private warrants or otherwise) representing the right to purchase shares of Broadmark Common Stock (each a “Broadmark Warrant”) may exercise such Broadmark Warrant at any time prior to the Effective Time in exchange for Broadmark Common Stock, in accordance with, and subject to, the terms and conditions of the agreement governing such Broadmark Warrant. Following the Effective Time, each Broadmark Warrant that is outstanding as of the Effective Time shall remain outstanding and entitle each holder thereof to receive, upon exercise of such Broadmark Warrant, a number of shares of Ready Capital Common Stock equal to the product of (i) the total number of shares of Broadmark Common Stock that such holder would have been entitled to receive had such holder exercised such Broadmark Warrant immediately prior to the Effective Time and (ii) the Exchange Ratio.

The obligation of each party to consummate the Merger is subject to a number of conditions, including, among others, (a) the approval of the issuance of the Ready Capital Common Stock in connection with the Merger by the affirmative vote of a majority of the votes cast at a meeting of Ready Capital stockholders (the “Ready Capital Stockholder Approval”), (b) the approval of the Merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of the holders of shares of Broadmark Common Stock entitled to cast a majority of all the votes entitled to be cast on the Merger (the “Broadmark Stockholder Approval”), (c) the registration and listing of the shares of Ready Capital Common Stock that will be issued in connection with the Merger, (d) the representations and warranties of the parties being true and correct, subject to the materiality standards contained in the Merger Agreement, (e) each party’s compliance in all material respects with their respective covenants and agreements set forth in the Merger Agreement, (f) the absence of a material adverse effect with respect to either Ready Capital or Broadmark, and (g) the delivery of certain documents and certificates.

The Merger Agreement contains customary representations, warranties and covenants by the parties. The representations and warranties of the parties are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by Ready Capital, on the one hand, and Broadmark, on the other hand, and were made solely for purposes of the contract among the parties. The representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties are primarily intended to establish circumstances in which either of the parties may not be obligated to consummate the Merger, rather than establishing matters as facts. In addition, the Merger Agreement provides that each of Ready Capital and Broadmark will, until the Effective Time, use commercially reasonable efforts to operate their respective businesses in all material respects in the ordinary course and preserve substantially intact its current business organization and preserve key business relationships. Each of Ready Capital and Broadmark are subject to restrictions as specified in the Merger Agreement on certain actions each company may take prior to the Effective Time, including related to amending organizational documents, declaring dividends, issuing or repurchasing capital stock, engaging in certain business transactions and incurring indebtedness.

The Merger Agreement provides for reciprocal “no-shop” provisions, which prohibit each of Ready Capital, Broadmark and their respective subsidiaries from, among other things, (a) initiating, soliciting or knowingly encouraging the making of a competing proposal; (b) engaging in any discussions or negotiations with any person with respect to a competing proposal; (c) furnishing any non-public information regarding it or any of its subsidiaries, or access to its properties, assets or employees in connection with a competing proposal; (d) entering into a letter of intent or agreement in principle or other agreement providing for a competing proposal or (e) effecting a change of recommendation. The no-shop provisions are subject to certain exceptions as more fully described in the Merger Agreement, including the ability of Ready Capital or Broadmark to engage in the foregoing activities under certain circumstances in the event that it receives a bona fide, unsolicited competing proposal.

At any time prior to obtaining the requisite stockholder approval, under certain specified circumstances, the board of directors of each of Ready Capital and Broadmark may change its recommendation to its stockholders regarding the Merger or the issuance of shares of Ready Capital Common Stock, as applicable, if the board of directors determines in good faith after consulting with its legal and financial advisors that the failure to do so would reasonably be likely to be inconsistent with such board of directors’ legal duties under applicable law, provided the company intending to make the change of recommendation complies with the procedures set forth in the Merger Agreement. With respect to Broadmark, if such change of recommendation is made in response to a proposal that the Broadmark board of directors has determined in good faith (after consultation with its legal and financial advisors) is a “superior proposal,” after taking into account any adjustment to the terms and conditions of the Merger proposed by Ready Capital, Broadmark may terminate the Merger Agreement to accept such superior proposal upon payment of the termination fee described below.

The Merger Agreement contains certain termination rights for both Ready Capital and Broadmark, including if the Merger is not completed on or before August 26, 2023, the failure to obtain the Ready Capital Stockholder Approval or the Broadmark Stockholder Approval, a change of recommendation of the other party’s board of directors and breaches by the other party of certain covenants. In the event of a termination of the Merger Agreement under certain circumstances, including a change of recommendation or, in the case of Broadmark, the acceptance of a superior proposal, Ready Capital or Broadmark, as applicable, would be required to pay the other party a termination fee of, in the case of payment by Broadmark, $15,760,000 and, in the case of payment by Ready Capital, $23,639,000. In addition, upon termination of the Merger Agreement by Ready Capital or Broadmark under specified circumstances, Ready Capital or Broadmark, as applicable, would be required to pay the other party an agreed expense amount of $5,000,000.

In the Merger Agreement, Ready Capital has agreed to take all necessary corporate action so that upon and after the Effective Time, the size of the board of directors of Ready Capital is increased by three members, and Broadmark, in consultation with Ready Capital and after considering in good faith any input Ready Capital may have with respect to which individuals to designate, will designate three individuals to serve as directors of Ready Capital. If any such Broadmark designee is unable or unwilling to serve on the board of directors of Ready Capital, then a substitute who is a director of Broadmark may be designated by Broadmark as specified in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 26, 2023, by and among Ready Capital Corporation, RCC Merger Sub, LLC and Broadmark Realty Capital Inc.*

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules have been omitted. Ready Capital agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, Ready Capital will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a prospectus of Ready Capital and a joint proxy statement of Ready Capital and Broadmark. Ready Capital and Broadmark also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of Ready Capital and Broadmark for their consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of Ready Capital and Broadmark, and will contain important information regarding the proposed Merger and related matters. This Current Report on Form 8-K is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Ready Capital or Broadmark may file with the SEC or send to their stockholders in connection with the Merger. STOCKHOLDERS OF READY CAPITAL AND BROADMARK ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, BROADMARK, THE PROPOSED MERGER, AND RELATED MATTERS. Stockholders of Ready Capital and Broadmark may obtain free copies of the registration statement, the joint proxy statement/prospectus, and all other documents filed or that will be filed with the SEC by Ready Capital or Broadmark (when they become available) at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Ready Capital will be made available free of charge on Ready Capital’s website at http://www.readycapital.com, or by directing a request to its Investor Relations at (212) 257-4666; email: InvestorRelations@readycapital.com. Copies of documents filed with the SEC by Broadmark will be made available free of charge on Broadmark’s website at http://www.broadmark.com, or by directing a request to its Investor Relations at (206) 971-0800; email: InvestorRelations@broadmark.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

Ready Capital, Broadmark and their respective directors and executive officers, and certain other affiliates of Ready Capital and Broadmark may be deemed to be “participants” in the solicitation of proxies from the stockholders of Ready Capital and Broadmark in connection with the proposed Merger. Information regarding Ready Capital and its directors and executive officers and their ownership of common stock of Ready Capital can be found in Ready Capital’s definitive proxy statement filed with the SEC on April 29, 2022, its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2021, and its Current Reports on Form 8-K filed with the SEC on September 29, 2022, November 18, 2022 and December 1, 2022. Information regarding Broadmark and its directors and executive officers and their ownership of common stock of Broadmark can be found in Broadmark’s definitive proxy statement filed with the SEC on April 28, 2022, its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2021, and its Current Reports on Form 8-K filed with the SEC on April 25, 2022, May 4, 2022, October 14, 2022 and November 7, 2022. Additional information regarding the interests of such participants in the Merger will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. Free copies of these documents may be obtained from the sources described above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of Ready Capital and Broadmark and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Ready Capital can give no assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain plans, expectations, goals, projections and statements about the proposed Merger, including its financial and operational impact, the benefits of the Merger, the expected timing of completion of the Merger, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Ready Capital may not approve the issuance of Ready Capital common stock in connection with the Merger; the possibility that stockholders of Broadmark may not approve the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of Ready Capital or Broadmark; the risk that the Merger and its announcement could have an adverse effect on the operating results and businesses of Ready Capital and Broadmark generally; the outcome of any legal proceedings relating to the Merger; the ability to successfully integrate the businesses following the Merger; risks related to the origination and ownership of construction loans and other assets, which are typically short-term loans that are subject to additional risks as compared to loans secured by existing structures or land; risks related to the origination and ownership of bridge loans and other assets, which are typically short-term loans that are subject to higher interest rates, transaction costs and uncertainty on loan repayment; the ability to retain key personnel; the impact of the COVID-19 pandemic on the business and operations, financial condition, results of operations, and liquidity and capital resources of Ready Capital and Broadmark; conditions in the market for mortgage-related investments; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; market conditions; general economic conditions; inflationary pressures on the capital markets and the general economy; and legislative and regulatory changes that could adversely affect the business of Ready Capital or Broadmark. All such factors are difficult to predict, including those risks set forth in Ready Capital’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Ready Capital’s website at http://www.readycapital.com and on the SEC’s website at http://www.sec.gov, and those risks set forth in Broadmark’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at http://www.broadmark.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Ready Capital undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: February 28, 2023	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer